NEW FUTUREVEST VARIABLE UNIVERSAL LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

WILTON REASSURANCE LIFE CO OF NEW YORK

VARIABLE LIFE SEPARATE ACCOUNT A

Supplement dated August 23, 2022

to the

Prospectus dated May 1, 2022

The Appendix is updated as follows:

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses
Long-term capital appreciation.	Alger Mid Cap Growth Portfolio - Class I-2 Fred Alger Management, LLC	0.92*
Seeks capital appreciation.	Fidelity ® VIP Disciplined Small Cap Portfolio – Initial Class Fidelity Management & Research Company (FMR) (Subadviser Geode Capital Management, LLC (Geode))	0.48
Capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I ALPS Advisors, Inc.	0.66*
Capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio Class I ALPS Advisors, Inc.	0.63
Current income and preservation of capital.	Morningstar Conservative ETF Asset Allocation Portfolio Class I ALPS Advisors, Inc.	0.61*
Capital appreciation	Morningstar Growth ETF Asset Allocation Portfolio Class I ALPS Advisors, Inc.	0.64

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses
Current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I ALPS Advisors, Inc.	0.62*

This Supplement amends the above referenced Prospectus offered by Wilton Reassurance Life Company of New York. Please keep this Supplement for future reference together with your Prospectus. All capitalized terms have the same meaning as those included in the Prospectus.